SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) AUGUST 21, 2000

                                   EPROMO.COM
             (Exact name of registrant as specified in its charter)


          NEVADA                        0-25825                  91-1921237
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


                             LOUIS PEARLMAN CENTRE,
                           GOULTON STREET, SUITE 115,
                   KINGSTON UPON HULL, UNITED KINGDOM HU3 4DL
               (Address of principal executive offices) (Zip Code)

                               011 44 148 232 0044
               Registrant's telephone number, including area code

                             TIBERON RESOURCES LTD.
                       11930 MENAUL BOULEVARD N.E., # 107
                          ALBUQUERQUE, NEW MEXICO 87112
         (Former name or former address, if changed since last report)





Exhibit index on consecutive page 3



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On August 21, 2000, the registrant consummated the acquisition of CD Promo, Ltd. by exchanging 76,169 shares of the registrant's common stock for each issued and outstanding share of common stock of CD Promo, Ltd. CD Promo, Ltd. had a total of 110 issued and outstanding shares of common stock. The shareholders of CD Promo, Ltd. were Darren Everitt, Karl Heimer Karlsson, David Beasely, John Stephens, Arnar Gunnlaugsson, and DomainDecision.Com Limited. As a result of the share exchange, the former shareholders of CD Promo, Ltd. now control the registrant.

         Pursuant to the terms of the Share Exchange Agreement dated May 11, 2000, the registrant's sole officer, Mr. Reg Handford, and sole director, Mr. Leroy Halterman, tendered their resignations effective August 21, 2000.

         The following individuals were appointed as directors of the registrant effective August 21, 2000: Darren Everitt, Heimir Karlsson, Ken St. Clair, Martyn Rose and Jay W. Hubbard.

         The following individuals were appointed as officers of the registrant effective August 21, 2000: Darren Everitt, President, Secretary and Vice President of Marketing; Heimir Karlsson, Vice President of Sales; and Lynn Eddington, Chief Executive Officer.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         CD Promo, Ltd. is a company organized under the laws of England and intends to produce compact disks (CDs) to be used as multi-media marketing configurations for a variety of businesses. CD Promo, Ltd. also owns and holds the rights to a number of registered domain names for use on the Internet. As the parent company of CD Promo, Ltd., the registrant intends to continue the development and business of CD Promo, Ltd.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.

ITEM 5.  OTHER EVENTS

         Effective July 31, 2000, the registrant changed its name from Tiberon Resources Ltd. to ePromo.com. The registrant's new trading symbol is "EPMO", and its new CUSIP number is 294358 10 6. The registrant's new address is ePromo.com, Louis Pearlman Centre, Goulton Street, Suite 115, Kingston Upon Hull, United Kingdom HU3 4DL, and its telephone number is 011 44 148 232 0044.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.


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


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial statements of businesses acquired: To be filed by amendment

         (b)   Pro forma financial information:  To be filed by amendment

         (c)   Exhibits:


REGULATION                                                          CONSECUTIVE
S-K NUMBER     DOCUMENT                                             PAGE NUMBER

   10.2        Share Exchange Agreement between the registrant          N/A
               and CD Promo, Ltd., dated May 11, 2000 (1)

-----------
(1) Incorporated by reference to the exhibits filed on Form 10-QSB for the Period Ending March 31, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ePromo.Com



September 5, 2000                     By:  /s/ Darren Everitt
                                          Darren Everitt, President



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